Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories	Inventories

(in millions €)	December 31, 2025	December 31, 2024
Raw materials and supplies	98.1	268.1
Unfinished goods	6.7	7.3
Finished goods	5.9	7.9
Total	110.7	283.3
Our expenses from inventory write-downs to net realizable value and scrapings due to inventories expected to be unsellable, not fulfilling the specification defined by our quality standards and shelf-life expiry resulted in
€162.8 million during the year ended December 31, 2025, compared to €125.8 million in the previous period.
The inventories valued at net realizable value in our consolidated statements of financial position as of
December 31, 2025, take contractual compensation payments into consideration. We have not pledged any inventories as securities for liabilities. During the years ended December 31, 2025 and 2024, inventories in the amount of €189.3 million and €129.5 million, respectively, were recognized as cost of sales.